UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 11, 2022

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On May 11, 2022, the stockholders of Braemar Hotels & Resorts Inc. (the “Company”) approved an amendment to the Company’s Second Amended and Restated 2013 Equity Incentive Plan (as amended, the “2013 Plan”) at the Company's Annual Meeting of Stockholders (the “Annual Meeting”) in accordance with the voting results set forth below under item 5.07.
The amendment increases the amount of common stock available for issuance under the 2013 Plan by 1,600,000 shares. A summary of the amendment and the 2013 Plan, as amended, is included in the Company's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 30, 2022 as updated by the supplement to the proxy statement filed on April 22, 2022. The summary is incorporated by reference herein.
ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.
(a)    On May 11, 2022, the Company held its Annual Meeting. As of March 11, 2022, the record date for the Annual Meeting, there were 74,276,341 shares of voting stock outstanding and entitled to vote, consisting of 71,327,378 shares of common stock, 2,912,159 shares of Series E Preferred Stock and 36,804 shares of Series M Preferred Stock. At the Annual Meeting, 46,155,936 shares, or approximately 62.1% of the eligible voting shares, were represented either in person or by proxy.
(b)     At the Annual Meeting, the stockholders voted on the following items:
1. Proposal One – To elect eight nominees to the Board of Directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The following nominees were elected to the Company’s Board of Directors (constituting the entire Board of Directors), with the voting results for each nominee as shown:

			Broker
Name	For	Withheld	Non-Votes
Monty J. Bennett	31,987,119	4,789,668	9,379,149
Stefani D. Carter	25,286,894	11,489,893	9,379,149
Candace Evans	34,852,345	1,924,442	9,379,149
Kenneth H. Fearn, Jr.	34,702,307	2,074,480	9,379,149
Rebeca Odino-Johnson	35,064,833	1,711,954	9,379,149
Matthew D. Rinaldi	34,311,871	2,464,916	9,379,149
Richard J. Stockton	34,843,132	1,933,655	9,379,149
Abteen Vaziri	26,130,969	10,645,818	9,379,149
2. Proposal Two – To obtain advisory approval of the Company’s executive compensation. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
31,037,628	2,469,011	3,270,148	9,379,149
3. Proposal Three – To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2022. This proposal was approved by the votes indicated below:

For	Against	Abstain
42,237,657	49,324	3,868,955
4. Proposal Four – To approve Amendment No. 3 to the Company’s Second Amended and Restated 2013 Equity Incentive Plan. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
30,098,423	3,443,333	3,235,031	9,379,149

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: May 11, 2022	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary